June 1, 2026

BNY MELLON ADAVANTAGE FUNDS, INC.

BNY Mellon Global Real Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Aron Pataki, Ella Gude and Nick Pope are the fund's primary portfolio managers. Mr. Pataki has been a portfolio manager of the fund since December 2015. Ms. Gude and Mr. Pope have been primary portfolio managers of the fund since May 2025. Mr. Pataki is a global investment manager and member of the real return team at NIM. Ms. Gude is lead portfolio manager across several absolute return mandates at NIM. Mr. Pope is a portfolio manager on the sustainable equity strategy at NIM.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Aron Pataki, Ella Gude and Nick Pope are the fund's primary portfolio managers jointly and primarily responsible for managing the fund's portfolio. Mr. Pataki has been a primary portfolio manager of the fund since December 2015. Ms. Gude and Mr. Pope have been primary portfolio managers of the fund since May 2025. Mr. Pataki is a global investment manager and member of the real return team at NIM. Mr. Pataki joined NIM in 2006. Ms. Gude is lead portfolio manager across several absolute return mandates at NIM and has been employed at NIM since July 2023. Prior to joining NIM, Ms. Gude was a senior investment manager at Pictet Asset Management from December 2018 until July 2023. Mr. Pope is a portfolio manager on the sustainable equity strategy at NIM, where he has been employed since 2011.

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